Exhibit (a)(3)

Letter of Transmittal
to tender American Depositary Shares
of
Koor Industries Ltd.
pursuant to the Offer to Purchase
dated August 30, 2006
by
Discount Investment Corporation Ltd.

The Initial Offer Period and Withdrawal Rights will Expire at 10:00 a.m., New York Time, and 5:00 p.m., Israel Time, on Thursday, September 21, 2006, unless the Offer is Extended

The U.S. Tender Agent for the offer is:

American Stock Transfer & Trust Company

By Hand/Overnight Courier:	By Facimile	By Mail:
(to Eligible Institutions only)
+1-718-234-5001
American Stock Transfer & Trust		American Stock Transfer & Trust
Company	Confirm by Telephone:	Company
Operations Center	Toll-free (877) 248-6417	Operations Center
Attn: Reorganization Department	(718) 921-8317	Attn: Reorganization Department
6201 15th Avenue		P.O. Box 2042
Brooklyn, New York 11219		New York, New York 10272-2042

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. IF APPLICABLE TO YOU, MAKE SURE YOU COMPLETE (1) THE DECLARATION FORM (“DECLARATION OF STATUS FOR ISRAELI INCOME TAX PURPOSES”) INCLUDED HEREIN TO PREVENT ISRAELI WITHHOLDING TAX OF 15.66% AND/OR (2) SUBSTITUTE FORM W-9 INCLUDED HEREIN OR THE APPROPRIATE IRS FORM W-8, AS APPLICABLE, TO PREVENT U.S. BACKUP WITHHOLDING TAX OF 28%, IN EACH CASE, ON ANY CASH PAYMENT PAYABLE TO YOU PURSUANT TO THE OFFER.

SUBJECT TO APPLICABLE LAW, THE OFFER IS NOT BEING MADE TO (NOR WILL TENDER OF SHARES OR ADSs BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR THE ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

ALL CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN ANNEX D TO THE OFFER DOCUMENT (INFORMATION FOR HOLDERS OF AMERICAN DEPOSITARY SHARES).

DESCRIPTION OF ADSs TENDERED
Name(s) and Address(es) of Registered Holder(s)	Certificate(s) Surrendered
	ADS Certificate No(s)., if available*	Number of ADSs Tendred/ Represented by Certificate**

*	Need not be completed by shareholders delivering ADSs of Koor by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all ADSs evidenced by each certificate delivered to the U.S. Tender Agent are being tendered. See Instruction 4.

        Shareholders of Koor must complete this Letter of Transmittal either if certificates evidencing American Depositary Shares are to be forwarded with this letter or, unless an agent’s message is utilized, if delivery of ADSs is to be made by book-entry transfer to an account maintained by American Stock Transfer & Trust Company, as depositary (the “U.S. Tender Agent”) at The Depository Trust Company (the “Book-Entry Transfer Facility” or “DTC”). Delivery of documents to DTC or any other party does not constitute delivery to the U.S. Tender Agent.

        Shareholders whose certificates evidencing ADSs are not immediately available or who cannot deliver their certificates and all other documents required hereby to the U.S. Tender Agent prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date or Final Expiration Date, as applicable, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis will not be able to tender their ADSs pursuant to guaranteed delivery procedure. See Instruction 2.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

☐	Check here if ADSs are being delivered by book-entry transfer to the U.S. Tender Agent's account at The Depository Trust Company and complete the following:

Name of Tendering Institution: __________________________________________________________________________

Account Number: ____________________________________________________________________________________

Transaction Code Number: _____________________________________________________________________________

IMPORTANT: This Letter of Transmittal, properly completed and duly executed (together with any required signature guarantees (or, in the case of a book-entry transfer, an agent’s message) and certificates or confirmation of book-entry transfer and all other required documents) must be received by the U.S. Tender Agent prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date or Final Expiration Date, as applicable. Delivery of this Letter of Transmittal to an address other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

        The undersigned hereby tenders to Discount Investment Corporation Ltd. (the “Purchaser”), the above-described American Depositary Shares (“ADSs”), each representing 0.20 ordinary share, par value NIS 0.001 per share (the “Shares”) of Koor Industries Ltd. (“Koor “), pursuant to the Purchaser’s offer to purchase Shares, upon the terms of, and subject to the conditions to, the Offer Document, dated August 30, 2006, including Annex D thereto (Information for Holders of American Depositary Shares) (the “Offer to Purchase”) and this Letter of Transmittal (which, as amended from time to time, together constitute the “Offer”), receipt of which is hereby acknowledged.

        Upon the terms of, and subject to the conditions to, the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, all ADSs that are being tendered hereby (and any and all non-cash dividends, distributions, rights, or other securities issued or issuable in respect thereof on or after August 30, 2006 (collectively, “Distributions”)) and irrevocably appoints the U.S. Tender Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered ADSs (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver certificates evidencing the tendered ADSs (and all Distributions), or transfer ownership of the tendered ADSs (and all Distributions) on the account books maintained by The Depository Trust Company, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (2) present the tendered ADSs (and all Distributions) for transfer on the books of Koor , and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered ADSs (and all Distributions), all in accordance with the terms of the Offer.

        By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of the Purchaser as the attorney and proxy of the undersigned, with full power of substitution, to the full extent of the undersigned’s rights with respect to the ADSs tendered. This proxy and power of attorney is coupled with an interest in the tendered ADSs, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of the tendered ADSs by the Purchaser in accordance with other terms of the Offer. Acceptance for payment will revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to the tendered ADSs (and all shares and other securities issued in Distributions in respect of the tendered ADSs), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective). The undersigned understands that, in order for ADSs or Distributions to be deemed validly tendered, immediately upon the Purchaser’s acceptance of the tendered ADSs for payment, the Purchaser must be able to exercise all rights, including voting rights, with respect to the tendered ADSs (and any and all Distributions), including, without limitation, voting at any meeting of Koor ‘s shareholders then scheduled.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer ADSs tendered hereby and all Distributions, that when the tendered ADSs are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title to such ADSs and Distributions, free and clear of all liens, restriction, charges and encumbrances, and that none of the tendered ADSs and Distributions will be subject to any adverse claim. The undersigned, upon request, will execute and deliver all additional documents deemed by the U.S. Tender Agent or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered ADSs and all Distributions. In addition, the undersigned will remit and transfer promptly to the U.S. Tender Agent for the account of the Purchaser all Distributions in respect of ADSs tendered hereby, accompanied by appropriate documentation of transfer, and until receipt of transfer or appropriate assurance of receipt and transfer, the Purchaser will be entitled to all rights and privileges as owner of each such Distribution.

        No authority herein conferred or agreed to be conferred will be affected by, and all such authority will survive, the death or incapacity of the undersigned. All obligations of the undersigned in this Letter of Transmittal will be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. The undersigned understands that the valid tender of ADSs pursuant to any one of the procedures described in the Offer to Purchase and in the Instructions to this Letter of Transmittal will constitute the undersigned’s acceptance of the terms of, and conditions to, the Offer. The Purchaser’s acceptance of the tendered ADSs for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms of, and subject to the conditions to, the Offer (and if the Offer is extended or amended, the terms of, or conditions to, any such extension or amendment).

        Unless otherwise indicated below in the box entitled “Special Payment Instructions,” please issue the check for the purchase price of all ADSs purchased and return all certificates evidencing ADSs not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of ADSs Tendered.” Similarly, unless otherwise indicated below in the box entitled “Special Delivery Instructions,” please mail the check for the purchase price of all ADSs purchased and return all certificates evidencing ADSs not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of ADSs Tendered” on the reverse of this Letter of Transmittal. In the event that the boxes below entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all ADSs purchased and return all certificates evidencing ADSs not tendered or not accepted for payment in the name(s) of, and deliver such check and return such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated below in the box entitled “Special Payment Instructions,” please credit any ADSs tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting The Depository Trust Company so they can further credit the relevant account of the tendering holder. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any ADSs from the name of the registered holder(s) if the Purchaser does not accept for payment any ADSs tendered hereby.

IF ANY CERTIFICATES REPRESENTING ADSs THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED, SEE INSTRUCTION 2.

SIGN HERE
(and complete a Substitute Form W-9, the appropriate Form W-8, and/or a Declaration Form (Declaration of Status for Israeli Income Tax Purposes), as applicable)

X                                                                                                                                             Dated:                                , 2006

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s): _______________________________________________________________________________________
                                                                                                       Please Print
Capacity (full title): _______________________________________________________________________________

Address: _______________________________________________________________________________________

_______________________________________________________________________________________________
                                                                                         Please Include Zip Code

Daytime Area Code and Telephone No: ________________________________________________________________

Taxpayer Identification or
Social Security No.: _______________________________________________________________________________
                                                                                               (See Substitute Form W-9 below)

Guarantee of Signature(s)
(See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.

Financial Institutions: Place Medallion Guarantee in Space Below

FOR USE BY U.S. TENDER AGENT/ PURCHASER ONLY

By power-of-attorney from the Purchaser, the U.S. Tender Agent hereby sets its corporate seal to indicate acceptance of the tendered ADSs by the Purchaser: ___________

If you wish that the check for the purchase price of the ADSs and the certificate evidencing ADSs not tendered or not purchased will be issued in the name of someone other than the registered holder(s) of the ADSs, please complete the “Special Payment Instructions” below. If the check for the purchase price of the tendered ADSs and the certificate evidencing ADSs not tendered or not purchased are to be registered in the name of anyone other than the registered holder or mailed to any person(s) other than the person(s) signing this Letter of Transmittal, the certificate(s) must be endorsed and signatures guaranteed.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
Fill in ONLY if check for the purchase price of the ADSs and the certificate evidencing ADSs not tendered or not purchased are to be issued in the name of someone other than the registered holder(s). Please Print.

Name: __________________________________________________________________
                                                (First, Middle & Last Name)

Address: ________________________________________________________________
                                                     (Number and Street)

________________________________________________________________________
                                                           (City, State and Zip)

Tax Identification or Social Security Number (See Substitute Form W-9 below):

        If you wish that the check and the certificates evidencing ADSs not tendered or not purchased will be delivered to someone other than the registered holder(s) or to an address other than the address specified in “Description of ADSs Tendered” please complete the “Special Delivery Instructions” below and the check will be mailed to the address(es) indicated.

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

Fill in ONLY if check for the purchase price of ADSs purchased and certificates evidencing ADSs not tendered or not purchased are to be delivered to someone other than the undersigned or to the undersigned at an address other than that shown above. Please Print.

Deliver check(s) to:

Name: __________________________________________________________________
                                                (First, Middle & Last Name)

Address: ________________________________________________________________
                                                     (Number and Street)

________________________________________________________________________
                                                           (City, State and Zip)

Tax Identification or Social Security Number (See Substitute Form W-9 below): ____________

TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS
WHO ARE U.S. HOLDERS

PAYER’S NAME: American Stock Trust & Transfer Company, as U.S. Tender Agent

SUBSTITUTE Form W-9	Part 1 - PLEASE PROVIDE YOUR NAME AND TAXPAYER IDENTIFICATION NUMBER IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. IF AWAITING A TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX IN PART 3.	NAME: ______________ TIN: ________________
Part 2 - UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) the number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and (2) I am NOT subject to backup withholding under the Internal Revenue Code because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S. resident alien); and (4) all information provided in this form is true, correct and complete.
Payer's Request for Taxpayer Identification Number and Certification	SIGNATURE: __________________________________________ DATE: ______________	Part 3 Awaiting Taxpayer Identification Number ☐

Certification Instructions – You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, 28% of all reportable payments made to me pursuant to the Offer shall be withheld until I provide a taxpayer identification number and that, if I do not provide any taxpayer identification number within 60 days, such withheld amount shall be remitted to the IRS as backup withholding, and 28% of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a taxpayer identification number.

—————————————— Signature	—————————————— Date

For assistance in completing this form, call the U.S. Tender Agent at (718) 921-8200 and also see Instruction 9.

NOTE:	IF YOU ARE A U.S. HOLDER, FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN UNITED STATES BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENT (IF ANY) MADE TO YOU WITH RESPECT TO ADSs OF KOOR SURRENDERED. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

TO BE COMPLETED BY ALL TENDERING HOLDERS OF ADSs WHO ARE ELIGIBLE FOR AN EXEMPTION FROM ISRAELI WITHHOLDING TAX DECLARATION OF STATUS FOR ISRAELI INCOME TAX PURPOSES
▶ Do not send this form to the IRS ▶ See separate instructions on the back cover of this form
▶ Read this form together with the Offer to Purchase and Letter of Transmittal accompanying this form

PAYER’S NAME: American Stock Trust & Transfer Company, as U.S. Tender Agent

Who may use this form and why?

Holders of ADS who wish to tender their ADSs may use this form if they tender their ADSs in the Offer to the U.S. Tender Agent and they are either:

—	Non-Israeli Residents: If (i) you are NOT a “resident of Israel” (as defined under Section 1 of the Israeli Income Tax Ordinance [New Version], 5721-1961 (the “Ordinance”) (See Instruction II)) for purposes of the Ordinance, or (ii) you are a corporation that is NOT a “resident of Israel”, and Israeli residents are NOT “controlling shareholders” (as defined under Section 68A of the Ordinance (See Instruction III)) of you, nor are Israeli residents the beneficiaries of, or are entitled to, 25.0% or more of your revenues or profits, whether directly or indirectly; then you may be eligible for a full exemption from Israeli withholding tax with respect to the gross proceeds payable to you (if any) pursuant to the Offer.By completing this form in a manner that would substantiate your eligibility for such exemption, you will allow the Purchaser, the U.S. Tender Agent, your broker or any other withholding agent, or their authorized representatives to exempt you from such Israeli withholding tax; or

—	A Bank, Broker or Financial Institution Resident in Israel: If you are a bank, broker or financial institution resident in Israel that (1) is holding the ADSs solely on behalf of beneficial shareholder(s) (so-called “street name” holders), and (2) is subject to the provisions of the Ordinance and regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made by you to your beneficial shareholder(s) with respect to ADSs tendered by them and accepted for payment by the Purchaser pursuant to the Offer (an “Eligible Israeli Broker”), you may be eligible for a full exemption from Israeli withholding tax with respect to the cash payment transmitted to you. By completing this form in a manner that would substantiate your eligibility for such exemption, you will allow the Purchaser, the U.S. Tender Agent, your broker or withholding agent, or their authorized representatives, to exempt you from such Israeli withholding tax. Consequently, even though the U.S. Tender Agent will not deduct any Israeli withholding tax from you, pursuant to the provisions of the Ordinance and regulations promulgated thereunder, to which you are subject, you may be required to withhold Israeli tax, as applicable, from the cash payment (if any) made by you to your beneficial shareholder(s). NOTE: AN ELIGIBLE ISRAELI BROKER MAY COMPLETE THIS FORM IF IT IS HOLDING THE ADSs SOLELY ON BEHALF OF HIS CLIENTS, THE BENEFICIAL SHAREHOLDERS.

PLEASE NOTE THAT IF YOU PROVIDE A DECLARATION FORM, YOU ALSO CONSENT TO THE PROVISION OF YOUR DECLARATION FORM TO THE ISRAELI TAX AUTHORITY (THE “ITA”), IN CASE THE ITA SO REQUESTS, FOR PURPOSES OF AUDIT OR OTHERWISE.

To whom should you deliver this form?

—	If you wish to submit this form and (1) you hold your ADSs directly,i.e., you are a registered holder, complete and sign this form and mail or deliver it to the U.S. Tender Agent (together with the Letter of Transmittal by which you tender your ADSs) at one of its addresses set forth below, or (2) you hold your ADSs through a broker, dealer, commercial bank, financial institution, trust company or other nominee (a “Broker”), complete and sign this form and mail or deliver it (together with the instruction letter by which you tender your ADSs) to such broker, dealer, commercial bank, financial institution, trust company or other nominee.

Until when should I deliver this form?

—	As described above, this form should be delivered together with the Letter of Transmittal or instruction letter by which you tender your ADSs prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date or the Final Expiration Date (as such terms are defined in the Offer to Purchase), as applicable.

        You are urged to consult your own tax advisors to determine the particular tax consequences to you should you tender your ADSs in the Offer, including, without limitation, the effect of any state, local or foreign income and any other tax laws and whether or not you should use this form.

NOTE: IF YOU ARE ELIGIBLE FOR AN EXEMPTION FROM ISRAELI WITHHOLDING TAX, FAILURE TO COMPLETE AND RETURN THE DECLARATION FORM MAY RESULT IN ISRAELI WITHHOLDING OF 15.66% OF ANY CASH PAYMENT (IF ANY) MADE TO YOU WITH RESPECT TO ADSs OF KOOR SURRENDERED. PLEASE REVIEW THE DECLARATION FORM AND THE INSTRUCTIONS TO THIS LETTER FOR ADDITIONAL DETAILS.

PART I	Identification and details of Shareholder (including Eligible Israeli Brokers) (see instructions)
1. Name	2. Type of Shareholder (more than one box may be applicable)
(please print full name)	☐	Corporation (or Limited	☐	Bank
		Liability Company)	☐	Broker
	☐	Individual	☐	Financial Institution

	☐	Trust

	☐	Partnership

	☐	Other: ______
3. For individuals only:	4. For all other Shareholders:
Date of birth: _____/_____/______ month/ day / year	Country of incorporation or organization:
Country of residence:	Registration number of corporation (if applicable):
Country of citizenship:
Taxpayer Identification or Social Security No:	Country of residence:
5. Permanent Address (state, city, zip or postal code, street, house number, apartment number):
6. Mailing Address (if different from above):	7. Telephone Number (country code, area code and number):
8. I hold the ADSs of Koor (mark X in the appropriate place)

 ☐ directly, as a Registered Holder

☐ through a Broker. If you marked this box, please state the name of your broker: ________________________
PART II	Declaration by Non-Israeli Shareholders (see instructions)	▶	Eligible Israeli Brokers should not complete this Part II
A. To be completed only by Individuals. I hereby declare that: (if the statement is correct, mark X in the following box)
☐	I am NOT a "resident of Israel" within the meaning of that term in Section 1 of the Ordinance (See Instruction II), which means, among other things, that:
—	the State of Israel is neither my place of residence nor that of my family,
—	I was NOT present (nor am I planning to be present) in Israel for 183 days or more during this tax year, and
—	I was NOT present in Israel for 30 days or more during this tax year, and the total period of my presence in Israel during this tax year and the two previous tax years will NOT reach 425 days or more in total.
B. To be completed by Corporations. I hereby declare that: (if correct, mark X in the following box.)
☐	I am NOT a "resident of Israel" within the meaning of that term in Section 1 of the Ordinance (See Instruction II), which means, among other things, that:
—	I was NOT incorporated in Israel and was NOT registered with/formed at the Israeli Registrar of Companies, the Israeli Fellowship Societies Registrar or the Israeli Partnerships Registrar, and
—	the "control and management" of my business is NOT located in Israel.
☐	Israeli residents are NOT "controlling shareholders" of me within the meaning of that term in Section 68A of the Ordinance (See Instruction III), which means, among other things, that Israeli residents do NOT hold 25.0% or more of any "means of control" of me within the meaning of that term in Section 88 of the Ordinance; nor are Israeli residents the beneficiaries of, or are entitled to, 25.0% or more of my revenues or profits, whether directly or indirectly.
C. To be completed by Partnerships. I hereby declare that: (if correct, mark X in the following box.)
☐	NO partner (in the partnership), whether an individual or a corporation, is a "resident of Israel" within the meaning of that term in Section 1 of the Ordinance (See Instruction II).
☐	NO partner (in the partnership) that is a corporation has Israeli residents that are "controlling shareholders" within the meaning of that term in Section 68A of the Ordinance (See Instruction III), nor are Israeli residents the beneficiaries of, or are entitled to, 25.0% or more of the revenues or profits of such partner, whether directly or indirectly.
D. To be completed by Trusts. I hereby declare that: (if correct, mark X in the following box)
☐	The Trust was NOT registered in Israel; the settlor of the Trust is NOT an Israeli Resident; the beneficiaries of the Trust are NOT Israeli Residents; and the trustee of the Trust is NOT an Israeli Resident.

PART III	Declaration by Israeli Bank, Broker or Financial Institution (see instructions)	▶	Non- Israeli Residents should not complete this Part III
I hereby declare that: (if correct, mark X in the following box)
☐	I am a bank, broker or financial institution that is a "resident of Israel" within the meaning of that term in Section 1 of the Ordinance (See Instruction II), I am holding the ADSs solely on behalf of beneficial shareholder(s) and I am subject to the provisions of the Ordinance and the regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made by me to such beneficial shareholder(s) with respect to ADSs tendered by them and accepted for payment by the Purchaser pursuant to the Offer.
PART IV	Certification. By signing this form, you also declare that:
— You understood this form and completed it correctly and pursuant to the instructions.
— You provided accurate, full and complete details in this form.
— You are aware that providing false details constitute a felony under the Ordinance.
— You are aware that this form may be provided to the Israeli Tax Authority, in case the Israeli Tax Authority so requests, for purposes of audit or otherwise.
— You understand that the instructions to this form constitute an integral part thereof.

SIGN HERE ▶	——————————————	—————————	—————————
Signature of Shareholder (or individual authorized to sign on your behalf)	Date	Capacity in which acting

INSTRUCTIONS
Forming Part of the Declaration of Status for Israeli Income Tax Purposes

    I.        General Instructions. This Declaration Form (Declaration of Status for Israeli Income Tax Purposes), or this Form, should be completed by holders of ADSs who wish to tender their ADSs pursuant to the Offer, and who are either: (i) NOT “residents of Israel” for purposes of the Ordinance (See Instruction II below), and if the holder of ADSs is a corporation then Israeli residents are NOT “controlling shareholders” of such corporation within the meaning of Section 68A of the Ordinance (See Instruction III below), and Israeli residents are NOT the beneficiaries of, or are entitled to, 25.0% or more of the revenues or profits of such corporation, whether directly or indirectly, or (ii) a bank, broker or financial institution that are “residents of Israel” within the meaning of that term in Section 1 of the Ordinance, holding ADSs solely on behalf of beneficial shareholder(s), and are subject to the provisions of the Ordinance and the regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made by them to such beneficial shareholder(s) with respect to ADSs tendered by them and accepted for payment by the Purchaser pursuant to the Offer. Israeli residents who are NOT Eligible Israeli Brokers should not use this Form.

        Part I (Identification and details of Shareholder). You should complete Item 1, 2 and 5 through 8 and either (i) Item 3, if you are an individual, or (ii) Item 4, if you are a corporation (or limited liability company), trust, partnership or other entity.

        Part II (Declaration by Non-Israeli Shareholder). If you are NOT an Israeli resident, you should complete either Section A (for Individuals), Section B (for Corporations), Section C (for Partnerships) or Section D (for Trusts). If you do not mark a box you will be deemed to answer that the corresponding item is not correct with respect to you.

        Part III (Declaration by Israeli Bank, Broker or Financial Institution). If you are an Eligible Israeli Broker, you should complete this Item.

        Part IV (Certification). By signing this Form, you also make the statements in Part IV.

        Inadequate Space. If the space provided on this Form is inadequate, you should insert such details on a separate signed schedule and attached to this Form.

        Determination of Validity. All questions as to the validity, form or eligibility (including time of receipt) of this Form will be, subject to applicable law, determined by the Purchaser, in its sole discretion, which determination will be final and binding on all parties. None of the Purchaser, the U.S. Tender Agent, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in any Form or incur any liability for failure to give any such notification. For more details, see the Offer to Purchase.

        Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the address or telephone numbers set forth on the back cover. Additional copies of this Form may be obtained from the Information Agent.

        The method of delivery of this Form is at your option and risk, and the delivery will be deemed made only when actually received by the U.S. Tender Agent. If delivery is by mail, registered mail with return receipt requested, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No alternative, conditional or contingent Forms will be accepted.

    II.        Definition of Resident of Israel for Israeli Tax Purposes

Section 1 of the Ordinance defines a “resident of Israel” or a “resident” as follows:

“(A) with respect to an individual - a person whose center of vital interests is in Israel; for this purpose the following provisions will apply:

(1) in order to determine the center of vital interests of an individual, account will be taken of the individual’s family, economic and social connections, including, among others:

(a) place of permanent home;

(b) place of residential dwelling of the individual and the individual's immediate family;

(c) place of the individual's regular or permanent occupation or the place of his permanent employment;

(d) place of the individual's active and substantial economic interests;

(e) place of the individual's activities in organizations, associations and other institutions;

(2) the center of vital interests of an individual will be presumed to be in Israel:

(a) if the individual was present in Israel for 183 days or more in the tax year;

(b) if the individual was present in Israel for 30 days or more in the tax year, and the total period of the individual’s presence in Israel that tax year and the two previous tax years is 425 days or more.

For the purposes of this provision, “day” includes a part of a day.

(3) the presumption in subparagraph (2) may be rebutted either by the individual or by the assessing officer;

(4) ...;

(B) with respect to a body of persons - a body of persons which meets one of the following:

(1) it was incorporated in Israel;

(2) the "control and management" of its business is exercised in Israel."

    III.        Definition of Controlling Shareholder for Purposes of Section 68A of the Ordinance

Section 68A of the Ordinance defines “controlling shareholders” as follows:

““Controlling shareholders” – shareholders that hold, directly or indirectly, alone, or together with another, or together with another Israeli resident, one or more of the means of control at a rate exceeding 25.0%.”

        Section 88 of the Ordinance defines the terms “means of control” and “together with another” as follows:

““Means of control” – in a corporation – each of the following:

(1) the right to profits;

(2) the right to appoint a director or a chief executive officer in the company, or equivalent position holders in another corporation;

(3) a voting right in the general meeting of a company, or in an equivalent body in another corporation;

(4) the right to a portion of the remainder of the assets after settlement of liabilities, upon wind-up;

(5) the right to instruct anyone holding the rights listed in clauses (1) to (4) on the manner in which his right shall be executed;

and all, whether by virtue of shares, rights to shares or other rights, or in any other manner, including by way of voting agreements or through a trust.”

““Together with another” – together with a relative, and together with he who is not a relative and they have between them a cooperation on a permanent basis under an agreement regarding material issues of a corporation, directly or indirectly;"

GENERAL INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL Forming Part of the Terms and Conditions of the Offer

    1.        Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Securities Transfer Agents Medallion Program, or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an “Eligible Institution”), unless (a) this Letter of Transmittal is signed by the registered holder(s) of ADSs (which term, for purposes of this document, will include any participant in The Depository Trust Company whose name appears on a security position listing as the owner of ADSs) tendered hereby and such holder(s) has (have) not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on the reverse of this Letter of Transmittal or (b) the ADSs are tendered for the account of an Eligible Institution. See Instruction 5.

    2.        Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be used either if certificates are to be forwarded with it or if tenders are to be made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedure set forth in Section 2 of Annex D to the Offer Document (Information for Holders of American Depositary Shares). Certificates evidencing all physically tendered ADSs, or a confirmation of a book-entry transfer into the U.S. Tender Agent’s account at The Depository Trust Company of all ADSs delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the U.S. Tender Agent at one of its addresses set forth below prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date or Final Expiration Date (as defined in the Offer to Purchase), as applicable. If certificates are forwarded to the U.S. Tender Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each delivery.

        Shareholders whose certificates are not immediately available, who cannot deliver their certificates and all other required documents to the U.S. Tender Agent prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Initial Completion Date or Final Expiration Date, as applicable, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis will not be able to tender their ADSs pursuant to guaranteed delivery procedure.

        The method of delivery of this Letter of Transmittal, certificates and all other required documents, including delivery through The Depository Trust Company, is at the option and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the U.S. Tender Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of ADSs will be determined by the Purchaser, in its sole discretion. This determination will be final and binding on all parties. The Purchaser reserves the absolute right to reject any or all tenders that it determines not to be in proper form or the acceptance for payment of which may be unlawful. The Purchaser also reserves the absolute right, in its sole discretion, to waive any defect or irregularity in any tender of ADSs of any particular shareholder, whether or not similar defects or irregularities are waived in the case of other shareholders. A tender of ADSs will not have been made until all defects and irregularities have been cured or waived. None of the Purchaser, the Israeli Depositary, the U.S. Tender Agent, the Information Agent, the Israeli legal counsel or any other person will be under any duty to give notification of any defects or irregularities in tenders of ADSs or incur any liability for failure to give any notification.

        No alternative, conditional or contingent tenders will be accepted, and no fractional ADSs will be purchased. By execution of this Letter of Transmittal, all tendering shareholders waive any right to receive any notice of the acceptance of their ADSs for payment.

        If any ADS certificate has been lost, destroyed or stolen, the shareholder should promptly notify the U.S. Tender Agent. The shareholder then will be instructed as to the steps that must be taken in order to replace the ADS certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed ADS certificates have been followed.

IMPORTANT: IF YOU SUBMIT A LETTER OF TRANSMITTAL, BY WHICH YOU TENDER YOUR ADSs, AND THEREAFTER YOU DELIVER TO US A NOTICE OF OBJECTION WITH RESPECT TO THOSE ADSs, WE WILL DISREGARD YOUR LETTER OF TRANSMITTAL. SIMILARLY, IF YOU SUBMIT TO US A NOTICE OF OBJECTION WITH RESPECT TO YOUR ADSs AND THEREAFTER YOU DELIVER TO US A LETTER OF TRANSMITTAL BY WHICH YOU TENDER THOSE ADSs, WE WILL DISREGARD YOUR NOTICE OF OBJECTION. IF YOU SUBMIT A LETTER OF TRANSMITTAL AND A NOTICE OF OBJECTION CONCURRENTLY WITH RESPECT TO THE SAME ADSs, THE NOTICE OF OBJECTION WILL BE DISREGARDED.

    3.        Inadequate Space. If the space provided on the reverse of this Letter of Transmittal under “Description of ADSs Tendered” is inadequate, the certificate numbers, the number of ADSs evidenced by such certificates and the number of ADSs tendered should be listed on a separate signed schedule and attached to this Letter of Transmittal.

    4.        Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all ADSs evidenced by any certificate delivered to the U.S. Tender Agent with this Letter of Transmittal are to be tendered, fill in the number of ADSs that are to be tendered in the box entitled “Number of ADSs Tendered.” In such cases, new certificate(s) evidencing the remainder of ADSs that were evidenced by the certificates delivered to the U.S. Tender Agent with this Letter of Transmittal will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions” on the reverse of this Letter of Transmittal, as soon as practicable after the Initial Completion Date or Final Expiration Date, as applicable, or the termination of the offer. Unless otherwise indicated, all ADSs evidenced by certificates delivered to the U.S. Tender Agent will be deemed to have been tendered.

    5.        Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates evidencing the tendered ADSs without alteration, enlargement or any other change whatsoever.

        If any tendered ADSs are registered in more than one registered name, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of those tendered ADSs.

        If this Letter of Transmittal is signed by the registered holder(s) of tendered ADSs, no endorsements of certificates or separate stock powers are required, unless payment is to be made to, or certificates evidencing ADSs not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s). If the Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) evidencing ADSs tendered, the tendered certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signatures on the certificate(s) and stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to the Purchaser of that person’s authority so to act must be submitted.

    6.        Share Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will NOT pay any share transfer taxes with respect to the sale and transfer of any ADSs to it or its order pursuant to the offer. Accordingly, the amount of any share transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer will be deducted from the purchase price of the tendered ADSs purchased, unless evidence satisfactory to the Purchaser of the payment of the taxes, or that the transfer is not subject to tax, is submitted. The Purchaser will pay share transfer taxes with respect to the sale and transfer of any ADSs only if such taxes are expressly imposed by applicable law on the Purchaser.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing tendered ADSs.

    7.        Special Payment and Delivery Instructions. If a check for the purchase price of any tendered ADSs is to be issued in the name of, and/or certificate(s) evidencing ADSs not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if a check or any such certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description of ADSs Tendered” on the reverse of this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

    8.        Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the address or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, the Declaration Form (“Declaration of Status for Israeli Income Tax Purposes”) and other documents related to the Offer may be obtained from the Information Agent.

    9.        Substitute Form W-9, Appropriate Form W-8. Each holder who is a U.S. Holder for U.S. federal income tax purposes (as defined in the Offer to Purchase, hereinafter referred to as “U.S. Holder”) surrendering certificates for payment is required to provide the U.S. Tender Agent with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 (provided herein) and certify under penalties of perjury that such number is correct and indicate whether such holder is subject to backup withholding. Each U.S. Holder must date and sign the Substitute W-9 in the spaces indicated. Failure to provide the information on the form may subject such holder to a 28% federal income tax withholding on the purchase price and to a $50 penalty imposed by the Internal Revenue Service. The box in Part 3 of the Substitute Form W-9 may be checked if such U.S. Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked, the U.S. Tender Agent will withhold 28% of all reportable payments that such holder is otherwise entitled to receive until a TIN is provided to the U.S. Tender Agent. If such holder provides a properly certified TIN within 60 days, the U.S. Tender Agent will refund the withheld taxes upon such holder’s request. Each holder who is not a U.S. Holder must complete and submit the appropriate Form W-8 in order to be exempt from the 28% federal income tax backup withholding due on payments with respect to the ADSs. The appropriate Form W-8 may be obtained from the Information Agent and the U.S. Tender Agent. Shareholders that are not U.S. Holders are urged to consult their tax advisor regarding the appropriate IRS Form W-8 in light of their particular circumstances.

    10.        Declaration Form (“Declaration of Status for Israeli Income Tax Purposes”). Each holder surrendering certificates for payment who is eligible for an exemption from Israeli withholding tax, as described in the Offer to Purchase, is required to complete the Declaration Form included in this letter. See also the instructions to the Declaration Form. Each holder must date and sign the Declaration Form in the spaces indicated. Failure to provide the information on the form may subject the holder to a 15.66% Israeli income tax withholding on the purchase price.

        This Letter of Transmittal and certificates and any other required documents should be sent or delivered by each shareholder or that shareholder’s broker, dealer, commercial bank, trust company or other nominee to the U.S. Tender Agent at one of its addresses.

The U.S. Tender Agent for the offer is:

By Hand/Overnight Courier:	By Facimile	By Mail:
(to Eligible Institutions only)
+1-718-234-5001
American Stock Transfer & Trust		American Stock Transfer & Trust
Company	Confirm by Telephone:	Company
Operations Center	Toll-free (877) 248-6417	Operations Center
Attn: Reorganization Department	(718) 921-8317	Attn: Reorganization Department
6201 15th Avenue		P.O. Box 2042
Brooklyn, New York 11219		New York, New York 10272-2042

        Questions or requests for assistance may be directed to the Information Agent at its address and telephone number listed below. Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent. A shareholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the offer.

The Information Agent for the offer is:

105 Madison Avenue
New York, New York 10016
call collect (212) 929-5500
or
toll-free (800) 322-2885